Exhibit 4.3

COMMON STOCK	COMMON STOCK
NUMBER	SHARES

[LOGO]

INCORPORATED UNDER THE LAWS OF THE STATE OF MICHIGAN

BIG BUCK BREWERY & STEAKHOUSE, INC.

SEE REVERSE FOR CERTAIN DEFINITIONS

COMMON STOCK CUSIP 089072 30 0

THIS CERTIFIES THAT

IS THE OWNER OF

FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK, OF THE PAR VALUE OF $0.01 PER SHARE, OF

BIG BUCK BREWERY & STEAKHOUSE, INC.

transferable on the books of the Corporation by the holder hereof in person or by Attorney upon surrender of this certificate properly endorsed. This certificate is not valid unless countersigned by the Transfer Agent and Registrar.

IN WITNESS WHEREOF the said Corporation has caused this certificate to be signed by the facsimile signatures of its duly authorized officers.

Dated:

SECRETARY	PRESIDENT

COUNTERSIGNED AND REGISTERED:
WELLS FARGO BANK MINNESOTA, N.A.
TRANSFER AGENT AND REGISTRAR

BY
AUTHORIZED SIGNATURE

THE ACQUISITION OF TEN PERCENT (10%) OR MORE OF THE OUTSTANDING STOCK OF THE COMPANY REQUIRES THE PRIOR APPROVAL OF THE MICHIGAN LIQUOR CONTROL COMMISSION.

NO PERSON SHALL ACQUIRE ANY OUTSTANDING STOCK OF THE COMPANY IN VIOLATION OF SECTION 436.31 OF THE MICHIGAN LIQUOR CONTROL ACT, AS IT MAY BE AMENDED FROM TIME TO TIME.

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM	as tenants in common
TEN ENT	as tenants by the entireties
JT TEN	as joint tenants with right of survivorship and not as tenants in common
UTMA	Custodian under Uniform Transfer to Minors Act
	(Cust)	(Minor)	(State)

Additional abbreviations may also be used though not in the above list.

FOR VALUE RECEIVED, hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

Shares
of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint
Attorney to transfer the said stock on the books
of the within-named Corporation with full power of substitution in the premises.
Dated

X
X

NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

Signature Guaranteed

The Articles of Incorporation of the Corporation grant to the Board of Directors the power to establish more than one class or series of shares and to fix the relative rights and preferences of any such different class or series. The Corporation will furnish to any shareholder upon request and without charge a full statement of the designations, preferences, limitations and relative rights of the shares of each class or series authorized to be issued, so far as they have been determined, and the authority of the Board to determine the relative rights and preferences of subsequent classes or series.